Resource Credit Income Fund

PORTFOLIO OF INVESTMENTS

June 30, 2020 (Unaudited)

	Interest Rate	Maturity	Principal	Value
BANK LOANS (31.81%)(a)
8th Avenue Food & Provisions, Inc., Second Lien Term Loan	1M US L + 7.75%	10/01/2026	$2,500,000	$2,410,412
Advantage Sales & Marketing, Inc., Second Lien Term Loan	1M US L + 6.50%, 1.00% Floor	07/25/2022	2,425,000	2,024,220
Alphabet Holding Co., Inc., Second Lien Initial Term Loan	1M US L + 7.75%	09/26/2025	5,000,000	4,516,650
Apro LLC, First Lien B Term Loan	1M US L + 4.00%, 1.00% Floor	11/14/2026	2,986,662	2,934,396
Asurion LLC, First Lien New B-7 Term Loan	1M US L + 3.00%	11/03/2024	1,964,912	1,902,693
Asurion LLC, Second Lien Replacement B-2 Term Loan	1M US L + 6.50%	08/04/2025	5,000,000	4,987,500
Ball Metalpack Finco LLC, Second Lien Initial Term Loan	3M US L + 8.75%, 1.00% Floor	07/31/2026	5,000,000	3,966,650
Bass Pro Group LLC, First Lien Initial Term Loan	3M US L + 5.00%, 0.75% Floor	09/25/2024	2,969,466	2,868,712
BBB Industries US Holdings, Inc., Second Lien Term Loan	3M US L + 8.50%	06/29/2026	5,000,000	3,733,325
Coinamatic Canada, Inc., Second Lien Initial Canadian Term Loan	1M US L + 7.00%, 1.00% Floor	05/12/2023	196,756	175,113
CRCI Longhorn Holdings, Inc., First Lien Closing Date Term Loan	1M US L + 3.50%	08/08/2025	985,000	914,001
EagleView Technology Corp., First Lien Term Loan	3M US L + 3.50%	08/14/2025	4,947,330	4,702,165
EagleView Technology Corp., Second Lien Term Loan	3M US L + 7.50%, 1.00% Floor	08/14/2026	2,000,000	1,740,000
Hyland Software, Inc., Second Lien Initial Term Loan	1M US L + 7.00%, 0.75% Floor	07/07/2025	2,000,000	1,983,330
Jazz Acquisition, Inc., Second Lien Term Loan	1M US L + 8.00%	06/18/2027	4,000,000	2,720,000
Jo-Ann Stores LLC, Second Lien Initial Term Loan	1M US L + 9.25%, 1.00% Floor	05/21/2024	4,277,967	1,604,238
Outcomes Group Holdings, Inc., Second Lien Term Loan	3M US L + 7.50%	10/26/2026	2,000,000	1,700,000
Renaissance Holding Corp., Second Lien Initial Term Loan	3M US L + 7.00%	05/29/2026	6,486,683	5,993,695
Restaurant Technologies, Inc., Second Lien Initial Term Loan	1M US L + 6.50%	10/01/2026	4,500,000	3,899,993
Sound Inpatient Physicians, Inc., Second Lien Initial Term Loan	1M US L + 6.75%	06/26/2026	1,000,000	960,000
Tempo Acquisition LLC, First Lien Initial Term Loan	1M US L + 2.75%	05/01/2024	2,951,822	2,813,455
Upstream Rehabilitation, Inc., Second Lien Term Loan	3M US L + 8.50%	10/22/2027	7,500,000	7,312,500
USS Ultimate Holdings, Inc., Second Lien Initial Term Loan	3M US L + 7.75%, 1.00% Floor	08/25/2025	7,750,000	6,548,750
Viant Medical Holdings, Inc., Second Lien Initial Term Loan	3M US L + 7.75%	07/02/2026	5,000,000	3,808,325
Wash MultiFamily Acquisition, Inc., Second Lien Initial US Term Loan	1M US L + 7.00%, 1.00% Floor	05/15/2023	1,123,389	999,816
Winebow Holdings, Inc., First Lien Term Loan	1M US L + 3.75%, 1.00% Floor	07/01/2021	2,389,287	1,819,132

TOTAL BANK LOANS
(Cost $88,449,032)				79,039,071

BONDS & NOTES (27.55%)
ASSET BACKED SECURITIES (2.73%)(a)(b)
Bowman Park CLO, Ltd., Class F(c)	3M US L + 7.00%	11/23/2025	1,000,000	662,677
Canyon Capital CLO 2014-1, Ltd., Class ER	3M US L + 7.70%	01/30/2031	1,000,000	585,872
Jamestown CLO V, Ltd., Class F(c)	3M US L + 5.85%	01/17/2027	1,427,200	456,792
OCP CLO 2013-4, Ltd., Class DR(c)	3M US L + 6.77%	04/24/2029	1,000,000	815,112
Octagon Investment Partners 36, Ltd., Class F	3M US L + 7.75%	04/15/2031	1,000,000	696,399
Octagon Investment Partners XIV, Ltd., Class ER(c)	3M US L + 8.35%	07/15/2029	2,132,000	1,435,838
Saranac CLO VII, Ltd., Class ER	3M US L + 6.72%	11/20/2029	510,518	261,426
Tralee CLO II, Ltd., Class ER(c)	3M US L + 7.85%	07/20/2029	1,024,173	687,857
Tralee CLO II, Ltd., Class FR(c)	3M US L + 8.85%	07/20/2029	1,026,673	313,209
Trinitas CLO III, Ltd., Class F(c)	3M US L + 6.50%	07/15/2027	561,583	228,934
Voya CLO 2014-2, Ltd., Class ER	3M US L + 7.70%	04/17/2030	1,000,000	652,677
				6,796,793

	Interest Rate	Maturity	Principal	Value
CONVERTIBLE CORPORATE BONDS (2.39%)
GSV Capital Corp.(c)	4.750%	03/28/2023	$2,915,000	$2,924,036
Scorpio Tankers, Inc.(c)	3.000%	05/15/2022	3,025,000	2,611,260
Whiting Petroleum Corp.(c)(d)	1.250%	04/01/2020	2,600,000	396,500
				5,931,796
CORPORATE BONDS (22.43%)
Carvana Co.(b)(c)	8.875%	10/01/2023	3,300,000	3,319,586
CEC Entertainment, Inc.(c)(d)	8.000%	02/15/2022	11,549,000	1,270,390
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc.(b)(c)	8.500%	12/15/2022	6,011,000	6,002,074
Dole Food Co., Inc.(b)(c)	7.250%	06/15/2025	7,000,000	6,728,015
H-Food Holdings LLC / Hearthside Finance Co., Inc.(b)(c)	8.500%	06/01/2026	11,438,000	10,704,309
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd.(b)	6.500%	06/20/2027	1,000,000	1,005,000
New Enterprise Stone & Lime Co., Inc.(b)(c)	10.125%	04/01/2022	500,000	499,258
New Enterprise Stone & Lime Co., Inc.(b)(c)	6.250%	03/15/2026	1,475,000	1,487,626
Speedway Motorsports LLC / Speedway Funding II, Inc.(b)(c)	4.875%	11/01/2027	5,000,000	4,562,500
TransDigm, Inc.(c)	6.375%	06/15/2026	3,000,000	2,747,280
Trident TPI Holdings, Inc.(b)(c)	6.625%	11/01/2025	2,399,000	2,287,794
Trident TPI Holdings, Inc.(b)(c)	9.250%	08/01/2024	7,000,000	7,196,140
Wolverine Escrow LLC(b)(c)	13.125%	11/15/2027	5,000,000	3,262,500
Wolverine Escrow LLC(b)(c)	9.000%	11/15/2026	2,000,000	1,320,000
Wolverine Escrow LLC(b)(c)	8.500%	11/15/2024	5,000,000	3,350,000
				55,742,472
TOTAL BONDS & NOTES
(Cost $84,779,640)				68,471,061

	Shares	Value
COMMON EQUITY (14.99%)
BUSINESS DEVELOPMENT COMPANIES (14.98%)
Apollo Investment Corp.(c)	106,332	1,017,597
Ares Capital Corp.(c)	361,124	5,218,242
BlackRock Capital Investment Corp.(c)	451,807	1,206,325
FS KKR Capital Corp.(c)	307,016	4,298,227
Owl Rock Capital Corp.(c)	5,949	73,351
PennantPark Floating Rate Capital Ltd.(c)	303,163	2,546,569
PennantPark Investment Corp.(c)	250,000	877,500
Solar Capital Ltd.(c)	514,872	8,243,101
Solar Senior Capital Ltd.(c)	178,599	2,291,425
SuRo Capital Corp.(c)	64,010	542,166
Trinity Capital Inc.(c)(e)	100,000	1,234,000
TriplePoint Venture Growth BDC Corp.(c)	415,109	4,267,321
WhiteHorse Finance, Inc.(c)	524,959	5,407,078
		37,222,902

OIL&GAS (0.01%)
Whiting Petroleum Corp.(e)	16,256	18,369

TOTAL COMMON EQUITY
(Cost $46,901,894)		37,241,271

	Dividend Rate	Shares	Value
PREFERRED STOCKS (4.95%)
DIVERSIFIED FINANCIAL SERVICES (1.95%)
RoundPoint Mortgage Servicing Corp.(b)(e)(f)(g)(h)(i)	8.000% (2.000%)	45,000	4,828,807

	Dividend Rate	Shares	Value
INSURANCE (0.78%)
Maiden Holdings North America, Ltd.(c)	7.750%	88,000	$1,944,800

PRIVATE EQUITY (2.22%)
Trinity Capital, Inc.(b)(c)	7.000%	240,000	5,520,000

TOTAL PREFERRED STOCKS
(Cost $12,500,240)			12,293,607

PRIVATE INVESTMENT FUNDS (26.06%)
BlackRock Global Credit Opportunities Fund, LP(j)			12,532,794
CVC European Mid-Market Solutions Fund(j)			12,915,693
GoldenTree Credit Opportunities Fund LP(j)			7,554,293
GSO Credit Alpha Fund II LP(j)			6,694,908
Monroe Capital Private Credit Fund III LP(j)			7,011,488
Tree Line Credit Strategies LP(j)			18,053,558

TOTAL PRIVATE INVESTMENT FUNDS
(Cost $70,214,319)			64,762,734

SHORT TERM INVESTMENT (0.25%)
Dreyfus Treasury Cash Management, Institutional Class, 0.10%(k)		623,130	623,130

TOTAL SHORT TERM INVESTMENT
(Cost $623,130)			623,130

INVESTMENTS, AT VALUE (105.61%)
(Cost $303,468,255)			$262,430,874

SECURITIES SOLD SHORT (-0.82%)
(Proceeds $1,659,414)			(2,032,751)

LINE OF CREDIT (-6.04%)			(15,012,825)
Other Assets In Excess Of Liabilities (1.25%)			3,105,421

NET ASSETS (100.00%)			$248,490,719

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
1M US L - 1 Month LIBOR as of June 30, 2020 was 0.16%
3M US L - 3 Month LIBOR as of June 30, 2020 was 0.30%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020, the aggregate market value of those securities was $68,870,402, representing 27.72% of net assets.
(c)	All or a portion of each of these securities have been segregated as collateral for line of credit. The aggregate market value of those securities was $109,710,972.
(d)	Security in default on interest payments.
(e)	Non-income producing security.
(f)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $4,828,807, representing 1.95% of net assets.

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(h)	Pay-in-kind securities - Rate paid in-kind is shown in parentheses.
(i)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2020.
(j)	Illiquid/restricted security. See chart below.
(k)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2020.

Securities determined to be illiquid/restricted under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
03/31/2018 - 06/30/2020	BlackRock Global Credit Opportunities Fund, LP	$13,324,816	$12,532,794	5.04%
09/30/2017 - 03/31/2020	CVC European Mid-Market Solutions Fund	13,556,610	12,915,693	5.20%
10/30/2015 - 06/30/2018	GoldenTree Credit Opportunities Fund LP	10,000,000	7,554,293	3.04%
6/30/2018 - 6/30/2020	GSO Credit Alpha Fund II LP	7,272,036	6,694,908	2.69%
09/30/2018 - 12/31/2019	Monroe Capital Private Credit Fund III LP	7,060,857	7,011,488	2.82%
12/31/2017 - 06/30/2019	Tree Line Credit Strategies LP	19,000,000	18,053,558	7.27%
	Total	$70,214,319	$64,762,734	26.06%

Additional information on investments in private investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2020
BlackRock Global Credit Opportunities Fund, LP(a)	$12,532,794	N/A	N/A	$11,678,176
CVC European Mid-Market Solutions Fund(b)	12,915,693	N/A	N/A	1,525,516
GoldenTree Credit Opportunities Fund LP(c)	7,554,293	Semi-Annual	90	N/A
GSO Credit Alpha Fund II LP(a)	6,694,908	N/A	N/A	7,727,964
Monroe Capital Private Credit Fund III LP(b)	7,011,488	N/A	N/A	2,939,143
Tree Line Credit Strategies LP	18,053,558	Quarterly	90	N/A

(a)	A voluntary withdrawal may be permitted at the General Partner's discretion with the General Partner's consent.
(b)	A voluntary withdrawal may be permitted with the General Partner's prior written consent
(c)	Redemptions are subject to a two-year holding period, and may be limited to 10% per redemption date, or 20% during any 12 month period, past which redemptions would be processed on a pro rata basis.

SCHEDULE OF SECURITIES SOLD SHORT

	Interest Rate	Maturity	Principal	Value
CORPORATE BONDS
GE Capital International Funding Co. Unlimited Co	4.418%	11/15/2035	$(2,000,000)	$(2,032,751)

TOTAL CORPORATE BONDS				(2,032,751)

TOTAL SECURITIES SOLD SHORT
(Proceeds $1,659,414)				$(2,032,751)

See Notes to Portfolio of Investments.

Resource Credit Income Fund

NOTES TO PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2020

1. ORGANIZATION

Resource Credit Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on December 11, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment adviser is Resource Alternative Advisor, LLC (the “Adviser”). The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. Effective December 5, 2019, the Fund is diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

The Fund currently offers Class A, Class C, Class W, Class I and Class L shares; all classes of shares except Class L commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s Board of Trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable. In any instance in which the Adviser selects an individual quotation, the Adviser will provide to the Fund’s Fair Value Committee (the “Valuation Committee”) an analysis of the factors relied upon in the selection of the relevant quotation.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s Valuation Committee using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds measure their investment assets at fair value and generally report a NAV or its equivalent on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund may invest in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution that acts as agent for all Lenders (the “Agent”). Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the fair value of the Fund's investments as of June 30, 2020. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund's investments as of June 30, 2020:

Investments in Securities at Value	Level 1	Level 2	Level 3	Other	Total
Bank Loans(a)	$–	$79,039,071	$–	$–	$79,039,071
Bonds & Notes(a)	–	68,471,061	–	–	68,471,061
Common Equity(a)	37,241,271	–	–	–	37,241,271
Preferred Stocks(a)
Diversified Financial Services	–	–	4,828,807	–	4,828,807
Insurance	1,944,800	–	–	–	1,944,800
Private Equity	5,520,000	–	–	–	5,520,000
Private Investment Funds (Measured at net asset value)(b)	–	–	–	64,762,734	64,762,734
Short Term Investments	623,130	–	–	–	623,130
TOTAL	$45,329,201	$147,510,132	$4,828,807	$64,762,734	$262,430,874

Other Financial Instruments	Level 1	Level 2	Level 3	Other	Total
Liabilities
Securities Sold Short
Corporate Bonds(a)	$–	$(2,032,751)	$–	$–	$(2,032,751)
TOTAL	$–	$(2,032,751)	$–	$–	$(2,032,751)

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)	In accordance with ASC 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

There were no transfers between Level 1, 2 and 3 during the period ended June 30, 2020. It is the Fund's policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Balance as of September 30, 2019	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at June 30, 2020
Preferred Stocks	$4,788,743	$-	$-	$-	$40,064	$-	$-	$-	$-	$4,828,807	$40,064
	$4,788,743	$-	$-	$-	$40,064	$-	$-	$-	$-	$4,828,807	$40,064

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums on securities are accreted to the earliest call date and purchase discounts are amortized over the life of the respective securities.

Subsequent Event - On June 19, 2020, Resource America, Inc. (“RAI”) and the Adviser (together with RAI, “Resource”) entered into a Purchase Agreement (the “Purchase Agreement”) with (i) Sierra Crest Investment Management LLC (“Sierra Crest”), an affiliate of Mount Logan Capital Inc. (“Mount Logan”) and BC Partners LLP (“BC Partners”), and (ii) Mount Logan, pursuant to which, among other things and subject to the receipt of approval from the Fund’s shareholders, Sierra Crest would become the investment adviser to the Fund pursuant to an advisory agreement between Sierra Crest and the Fund (the “Sierra Crest Advisory Agreement”) and the current members of the Fund’s Board would resign as trustees and be replaced by Ted Goldthorpe, Alexandra Duka, George Grunebaum and Robert Warshauer (“Change in Trustees” together with Sierra Crest Advisory Agreement, collectively, the “Transaction”).

The Board of Trustees of Resource Credit Income Fund, a continuously offered, diversified, closed-end management investment company operating as an interval fund organized as a Delaware statutory trust (the “Trust” or the “Fund”), has called a special meeting of the Fund’s shareholders (the “Meeting”), to be held at the offices of Thompson Hine LLP, at 335 Madison Avenue, 12th Floor, New York, NY 10017, on September 23, 2020 at 10:00 a.m. for a vote on the Sierra Crest Advisory Agreement and 11am for a vote on Change in Trustees.

The Transaction is expected to close on or about September 25, 2020, subject to shareholder approval.